UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2009

POINT BLANK SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13112	11-3129361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2102 SW 2nd Street, Pompano Beach, Florida		33069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (954) 630-0900

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 10, 2009, Point Blank Solutions, Inc. (the “Company”) issued a press release announcing its financial results for the three and six months ended June 30, 2009 and other financial information.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On August 11, 2009, the Company held a conference call to discuss the Company’s financial results announced in the press release.  A transcript of the conference call, including the question and answer session, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.  The transcript is a textual reproduction of the conference call provided by Thomson Reuters StreetEvents™, a service of Thomson Reuters Corporation.  The Company disclaims liability for any errors or omissions in such transcript.

The press release and transcript contain information regarding Adjusted EBITDA.  Adjusted EBITDA is computed as net income, plus the sum of interest expense, depreciation and amortization, income taxes, equity based compensation, litigation and cost of investigations and employment tax withholding charge (credit).  Adjusted EBITDA is a non-GAAP financial measure, defined as a numerical measure of financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles, or GAAP, in a company’s statements of operations, balance sheets or statements of cash flows.  Pursuant to the requirements of Regulation G, the Company provided a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure.

Although Adjusted EBITDA represents a non-GAAP financial measure, the Company considers Adjusted EBITDA to be a key operating metric of the Company’s business, and uses Adjusted EBITDA in its planning and budgeting processes and to monitor and evaluate its financial and operating results.  The Company believes that Adjusted EBITDA is useful to investors because it provides an analysis of financial and operating results using the same measure that the Company uses in evaluating itself.  The Company believes that Adjusted EBITDA also provides stockholders and potential investors with a means to evaluate the Company’s financial and operating results against other companies within the Company’s industry.  However, the Company’s calculation of Adjusted EBITDA may not be consistent with the calculation of this measure by other companies in the Company’s industry.

Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to net earnings (loss) as an indicator of our operating performance or cash flows from operating activities, as a measure of liquidity or any other measure of performance derived in accordance with GAAP.

Item 7.01.	Regulation FD Disclosure.

The information contained in Item 2.02 of this Form 8-K in incorporated herein by reference.

The information furnished in this Form 8-K shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 10, 2009.

99.2	August 11, 2009 Conference Call Transcript.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POINT BLANK SOLUTIONS, INC.

Dated: August 12, 2009	By:	/s/ Michelle Doery
	Name:	Michelle Doery
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 10, 2009.

99.2	August 11, 2009 Conference Call Transcript.